UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

Reaves Utility Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 - October 31, 2018

Item 1.	Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2018 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.17 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	6
Statement of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	18
Additional Information	26
Trustees & Officers	30

Annual Report | October 31, 2018	1

Reaves Utility Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

To our Shareholders:

2018 Investment Portfolio Returns

Total net assets of the Fund were $1,544,961,106 at October 31, 2018, or $31.74 of net asset value (“NAV”) per common share. One year ago, net assets totaled $1,612,864,612 representing $33.14 of net asset value per common share.

The changes include the proceeds from the October 2017 rights offering and distributions to shareholders totaling $96,853,302. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return.

The fiscal 2018 market return for shareholders was 4.63% as is reflected in the table to follow. The share price of the Fund traded at a discount of 4.35% to the NAV at fiscal year-end, a decrease from the 6.4% discount at the beginning of the fiscal year.

Distributions to Common Shareholders

Since the Fund’s first distribution in April 2004, distributions to shareholders have totaled approximately $700 million consisting of divided income and realized capital gains with no returns of capital.

The Trustees of the Fund regularly review the amount of the monthly distribution.

The monthly distribution has been increased on ten occasions from the initial monthly amount of $0.0967 per share to the current amount of $0.17 per share, representing a cumulative increase of 75.8%. For calendar year 2017, all distributions from the Fund were paid from net investment income including realized capital gains. We anticipate that all distributions for the 12 months ending December 31, 2018 will also be characterized as paid from net investment income and realized capital gains.

Leverage Facility

In January 2018 the principal amount of the $320,000,000 loan facility was increased by $125,000,000 to a total of $445,000,000. The leverage increased from 19.8% of net assets to about 28.8% at October 31, 2018. For details about the facility please refer to Note 4 of the accompanying financial statements.

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Reaves Utility Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

		Year Ended October 31, 2018
	One Year	Three Years+	Five Years+	Ten Years+	Since Inception+**
Total investment return – Net Asset Value*	2.39%	9.13%	9.67%	15.00%	11.12%
Total investment return – Market Price*	4.63%	8.27%	10.31%	16.15%	10.44%
S&P 500 Utilities Index[1]	1.00%	10.93%	10.65%	10.62%	9.70%
Dow Jones Utility Average[2]	0.75%	11.91%	11.83%	11.13%	10.88%

+	Annualized
*	Assumes all dividends being reinvested
**	Index data since 02/29/04

[1]	S&P Utilities Index is a capitalization-weighted index containing 28 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.
[2]	The Dow Jones Utility Average (DJUA) is a price-weighted average of the 15 utility stocks traded in the United States.

Overview

The Fund’s portfolio experienced four Federal Reserve rate increases in fiscal 2018. The 10-year U.S. Treasury yield peaked at 3.23% in early October, closing at 3.15% at fiscal year-end. The generally positive performance of utilities in the face of rising interest rates was overshadowed by company specific events. A negative Federal Energy Regulatory Commission (FERC) ruling regarding Master Limited Partnerships (MLPs) adversely affected utilities with MLP subsidiaries such as Dominion Energy, and wild fires in California depressed California utility stock prices due to potential large liability claims from application of the state’s inverse condemnation law.

For fiscal 2018 dividend increases by portfolio companies have met our expectations, and are supported by earnings growth. Dividend payout ratios generally remain reasonable. The Fund’s top-ten holdings consistently comprised more than 40% of the portfolio. The Telecommunications and Energy sectors remain the highest yielding sectors of the portfolio with sector yields approximately 50 basis points higher than October 31, 2017.

Utilities

Utility returns moderated following two years of double-digit positive returns in fiscal 2016 and 2017. Earnings and dividend growth for portfolio holdings met our expectations. Single-digit earnings and dividend growth for 2019 and beyond remain possible for selected utilities with well defined capital investment plans accompanied by supportive state regulation.

Communications

Our outlook for media (i.e. cable companies), telecommunications and the towers companies remains positive. Our view is that cable companies will continue to take broadband market share from telecommunication companies. Household formation is a factor contributing to cable earnings growth. The potential launch of a fixed 5G wireless service is viewed by some as a potential competitor to cable broadband. However the technology remains unproven and the cost structure is possibly unfavorable. Our view is that 5G is not currently a competitive threat to cable broad band though we will continue to monitor the development of the technology. Towers should continue to grow revenue and available funds from operations based upon increasing digitization of the economy and rising demand for wireless service.

Annual Report | October 31, 2018	3

Reaves Utility Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Effective September 30, 2018, the S&P Dow Jones Indices and MSCI Inc. broadened and renamed the Telecommunication Services sector as Communication Services to include companies that facilitate communication and offer related content and information through various media. Companies selected for investment from among the additions to the sector will be included in the 20% of the Fund that may be invested outside of utilities.

Energy

The Energy sector weighting was increased by approximately 44% to 16.1% of total assets. Energy holdings achieved a low single-digit total return attributable to dividend income. Although the West Texas Intermediate (WTI) oil price trended higher in the fiscal year, peaking at $75 to $76 per barrel in October, equity prices failed to keep pace. Demand continues to increase at the rate of 1 to 1.2 million barrels per year. Given the expected volatility in the oil price, Fund energy investments remained concentrated in high yielding integrated oil companies and mid- stream companies with fee based revenues.

OUTLOOK

Consistent with our mid-year view, interest rate increases will be moderate. As the U.S. and global economies economic growth slows, Federal Reserve rate increases will likely be put on hold. It appears utilities have demonstrated their ability to hold value in the face of a rising interest rate trend. Our expectations for earnings and dividend growth from Fund investments is the basis for our view that the Fund will continue to earn its annual distribution in the coming fiscal year.

Sincerely,

Ronald J. Sorenson, Chief Investment Officer, Chief Executive Officer

John P. Bartlett, Vice President, CFA

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

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Reaves Utility Income Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Industry Allocation as of October 31, 2018

*	Includes Money Market Funds

Holdings are subject to change

Annual Report | October 31, 2018	5

Report of Independent Registered
Reaves Utility Income Fund	Public Accounting Firm

To the shareholders and the Board of Trustees of Reaves Utility Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 19, 2018

We have served as the auditor of Reaves Utility Income Fund since 2005.

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Reaves Utility Income Fund	Statement of Investments

October 31, 2018

	SHARES	VALUE
COMMON STOCKS 123.28%
Airlines 1.78%
Delta Air Lines, Inc.(1)	502,500	$27,501,825

Diversified Telecommunication Services 18.23%
AT&T, Inc.	1,205,234	36,976,579
BCE, Inc.(1)	1,750,000	68,040,000
CenturyLink, Inc.(1)	3,000,000	61,920,000
TELUS Corp.	410,000	14,039,880
Verizon Communications, Inc.(1)	1,637,599	93,490,527
Zayo Group Holdings, Inc.(2)	240,000	7,171,200
		281,638,186

Electric Utilities 24.65%
Edison International(1)	570,000	39,552,300
Evergy, Inc.	80,000	4,479,200
Eversource Energy(1)	735,000	46,496,100
Fortis, Inc.(1)	1,295,000	42,776,130
NextEra Energy Partners LP(1)	835,000	38,017,550
NextEra Energy, Inc.(1)	589,000	101,602,500
Pinnacle West Capital Corp.(1)	483,000	39,726,750
PPL Corp.(1)	945,000	28,728,000
The Southern Co.	875,000	39,401,250
		380,779,780

Food Products 0.96%
Kraft Heinz Co.	270,000	14,841,900

Gas Utilities 1.69%
Atmos Energy Corp.	171,500	15,963,220
South Jersey Industries, Inc.	345,100	10,194,254
		26,157,474

Independent Power and Renewable Electricity Producers 0.08%
NRG Energy, Inc.	35,000	1,266,650

Internet Software & Services 0.27%
Alphabet, Inc., Class C(2)	3,800	4,091,726

Media 12.02%
Altice USA, Inc., Class A(1)	3,040,000	49,582,400
Charter Communications, Inc., Class A(1)(2)(3)	202,000	64,714,740
Comcast Corp., Class A(1)	1,740,000	66,363,600
Liberty Global PLC, Class A(2)	125,000	3,203,750

Annual Report | October 31, 2018	7

Reaves Utility Income Fund	Statement of Investments

October 31, 2018

	SHARES	VALUE
Media (continued)
Liberty Latin America, Ltd., Class A(2)	104,490	$1,878,730
		185,743,220

Multi-Utilities 28.13%
CMS Energy Corp.(1)	571,000	28,275,920
Dominion Energy, Inc.(1)	1,320,000	94,274,400
DTE Energy Co.(1)	1,050,000	118,020,000
Infraestructura Energetica Nova SAB de CV	900,000	3,509,483
National Grid PLC, Sponsored ADR	1	53
NiSource, Inc.	833,500	21,137,560
Public Service Enterprise Group, Inc.	410,000	21,906,300
Sempra Energy(1)	800,000	88,096,000
WEC Energy Group, Inc.(1)	868,700	59,419,080
		434,638,796

Oil, Gas & Consumable Fuels 18.28%
BP PLC	725,000	5,257,145
BP PLC, Sponsored ADR	675,000	29,274,750
EOG Resources, Inc.	30,000	3,160,200
Exxon Mobil Corp.	300,000	23,904,000
Marathon Petroleum Corp.	100,000	7,045,000
Occidental Petroleum Corp.	275,000	18,444,250
ONEOK, Inc.(1)	1,100,000	72,160,000
Royal Dutch Shell PLC:
Class A	300,000	9,588,426
Class A, Sponsored ADR(1)	1,300,000	82,147,000
Williams Cos., Inc.(1)	1,292,000	31,434,360
		282,415,131

Real Estate Investment Trusts (REITS) 5.86%
American Tower Corp.	144,990	22,590,892
Annaly Capital Management, Inc.(1)	2,800,000	27,636,000
Crown Castle International Corp.(1)	220,000	23,922,800
Equinix, Inc.	43,000	16,285,820
		90,435,512

Road & Rail 4.43%
Union Pacific Corp.(1)	468,000	68,430,960

Transportation Infrastructure 0.10%
Atlantia SpA	80,000	1,609,270

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Reaves Utility Income Fund	Statement of Investments

October 31, 2018

	SHARES	VALUE
Water Utilities 4.03%
American Water Works Co., Inc.(1)	703,000	$62,236,590

Wireless Telecommunication Services 2.77%
T-Mobile US, Inc.(1)(2)	625,000	42,843,750

TOTAL COMMON STOCKS
(Cost $1,535,300,775)		1,904,630,770

LIMITED PARTNERSHIPS 2.66%
Oil, Gas & Consumable Fuels 2.66%
Bastion Energy LLC (Anglo Dutch)(4)(5)		2,254,732
Enterprise Products Partners LP(1)	1,318,000	35,348,760
Talara Opportunities II, LP(2)(4)(5)(6)		3,591,000
		41,194,492

TOTAL LIMITED PARTNERSHIPS
(Cost $30,810,104)		41,194,492

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.09%
Diversified Telecommunication Services 0.09%
Frontier Communications Corp., 7.125%,
01/15/2023	Caa1/CCC+	$2,000,000	1,340,000

TOTAL CORPORATE BONDS
(Cost $1,930,146)			1,340,000

		SHARES	VALUE
MONEY MARKET FUNDS 0.91%
Federated Treasury Obligations Money Market Fund, 2.069%
(7-Day Yield)		14,082,299	14,082,299

TOTAL MONEY MARKET FUNDS
(Cost $14,082,299)			14,082,299

Annual Report | October 31, 2018	9

Reaves Utility Income Fund	Statement of Investments

October 31, 2018

VALUE
TOTAL INVESTMENTS - 126.94%
(Cost $1,582,123,324)	$1,961,247,561

LEVERAGE FACILITY - (28.80%)	(445,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.86%	28,713,545

NET ASSETS - 100.00%	$1,544,961,106

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2018. (See Note 4)
(2)	Non-Income Producing Security.
(3)	This security is marked to cover the unfunded commitment. (See Note 1)
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 5)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:

ADR - American Depositary Receipt

Co. - Company

Corp. - Corporation

Cos. - Companies

Inc. - Incorporated

LLC - Limited Liability Company

Ltd. - Limited

LP - Limited Partnership

PLC - Public Limited Company

SAB de CV - A variable rate company

SpA - Societa per Azione

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Assets and Liabilities

October 31, 2018

ASSETS:
Investments, at value (Cost $1,582,123,324)	$1,961,247,561
Foreign currency, at value (Cost $40,097)	40,097
Dividends receivable	2,791,326
Interest receivable	43,006
Receivable for investments sold	41,020,541
Other assets	70,160
Total Assets	2,005,212,691

LIABILITIES:
Loan payable	445,000,000
Interest payable on loan outstanding	488,256
Payable for investments purchased	13,209,823
Accrued investment advisory fees	986,149
Accrued administration fees	454,486
Accrued trustees’ fees	44,221
Accrued chief compliance officer fees	6,500
Other payables and accrued expenses	62,150
Total Liabilities	460,251,585
Total Commitments and Contingencies (Notes 1 and 8)
Net Assets Applicable to Common Shareholders	$1,544,961,106

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$1,137,705,232
Total distributable earnings	407,255,874
Net Assets Applicable to Common Shareholders	$1,544,961,106

Shares of common stock outstanding of no par value, unlimited shares authorized	48,670,001
Net asset value per common share	$31.74

See Notes to Financial Statements.

Annual Report | October 31, 2018	11

Reaves Utility Income Fund	Statement of Operations

For the Year Ended October 31, 2018

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,864,847)	$69,569,504
Interest on investment securities	944,386
Total Investment Income	70,513,890

EXPENSES:
Interest on loan	12,420,185
Investment advisory fees	11,438,317
Administration fees	5,271,959
Chief compliance officer fees	39,000
Trustees’ fees	195,670
Miscellaneous fees	250,219
Total Expenses	29,615,350

Net Investment Income	40,898,540

Net realized gain/(loss) on:
Investment securities	54,245,648
Foreign currency transactions	(73,097)
Change in unrealized appreciation/(depreciation) of:	(66,012,058)
Investment securities	(66,014,656)
Translation of assets and liabilities denominated in foreign currencies	2,598
Net loss on investments and foreign currency transactions	(11,839,507)

Net Increase in Net Assets Attributable to Common Shares from Operations	$29,059,033

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$40,898,540	$35,242,453
Net realized gain	54,172,551	38,417,343
Change in unrealized appreciation/(depreciation)	(66,012,058)	93,308,718
Net increase in net assets attributable to common shares from operations	29,059,033	166,968,514

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(1)
Total amount of distributions	(96,853,302)	(99,792,157)
Net decrease in net assets from distributions to common shareholders	(96,853,302)	(99,792,157)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	428,014,151
Proceeds from common shares issued to shareholders from reinvestment of dividends	–	1,098,183
Offering cost(2)	(109,237)	–
Net increase/(decrease) from capital share transactions	(109,237)	429,112,334

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(67,903,506)	496,288,691

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$1,612,864,612	$1,116,575,921
End of year	$1,544,961,106	$1,612,864,612

(1)	For the prior year ended October 31, 2017, Reaves Utility Income Fund had Total Distributions consisting of Net Investment Income of $36,543,080, and Net Realized Gains of $63,249,077.

(2)	Additional offering cost associated with rights offering which expired on October 4, 2017. (See Note 3)

See Notes to Financial Statements.

Annual Report | October 31, 2018	13

Reaves Utility Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$29,059,033
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(772,274,325)
Proceeds from disposition of investment securities	438,125,545
Net sales of short-term investment securities	265,533,183
Premium amortization	(475,303)
Net realized (gain)/loss on:
Investment securities	(54,245,648)
Net change in unrealized (appreciation)/depreciation on:
Investments	66,014,656
(Increase)/Decrease in assets:
Dividends receivable	(449,068)
Interest receivable	4,612
Other assets	(70,160)
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	247,545
Accrued investment advisory fees	97,836
Accrued administration fees	45,090
Accrued trustees’ fees	289
Accrued chief compliance officer fees	3,250
Accrued expenses for rights offering costs (See Note 3)	(347,647)
Other payables and accrued expenses	16,966
Net Cash Used in Operating Activities	(28,714,146)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	125,000,000
Offering cost	(109,237)
Cash distributions paid on Common Shares	(96,853,302)
Net Cash Provided by Financing Activities	28,037,461

Net Decrease in cash	(676,685)
Cash and Foreign currency, beginning of year	$716,782
Foreign currency, end of year	$40,097

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$12,172,640

See Notes to Financial Statements.

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Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering
Total distributions and rights offering

Net asset value per common share, end of year
Market price per common share, end of year

Total Investment Return - Net Asset Value(3)
Total Investment Return - Market Price(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

(1)	Calculated using average common shares outstanding.
(2)	Effect of rights offerings for common shares at a price below market price. (See Note 3)
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Less than $(0.005).

See Notes to Financial Statements.

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Financial Highlights

For the		For the		For the		For the	For the
Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
10/31/18		10/31/17		10/31/16		10/31/15	10/31/14
$33.14		$32.53		$30.29		$32.71	$27.91

0.84		1.00		0.84		0.84	1.80
(0.25)		3.87		3.89		(1.47)	4.64
0.59		4.87		4.73		(0.63)	6.44

(0.83)		(1.04)		(0.99)		(0.89)	(1.50)
(1.16)		(1.80)		(0.83)		(0.90)	(0.14)
(1.99)		(2.84)		(1.82)		(1.79)	(1.64)
(0.00	)(4)	(1.42	)(2)	(0.67	)(2)	–	–
(1.99)		(4.26)		(2.49)		(1.79)	(1.64)

$31.74		$33.14		$32.53		$30.29	$32.71
$30.36		$31.02		$30.00		$29.67	$30.88

2.39%		11.04%		14.31%		(1.78)%	24.24%
4.63%		12.70%		7.62%		1.91%	26.29%

$1,544,961		$1,612,865		$1,116,576		$878,952	$949,088
1.90%		1.66%		1.59%		1.62%	1.71%
1.10%		1.09%		1.14%		1.15%	1.16%
2.62%		2.97%		2.66%		2.67%	6.10%
24%		15%		34%		32%	26%

$445,000		$320,000		$320,000		$320,000	$290,000
$4,472		$6,040		$4,489		$3,747	$4,273

Annual Report | October 31, 2018	17

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

18	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report | October 31, 2018	19

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2018:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,904,630,770	$–	$–	$1,904,630,770
Limited Partnerships	35,348,760	–	5,845,732	41,194,492
Corporate Bonds	–	1,340,000	–	1,340,000
Money Market Funds	14,082,299	–	–	14,082,299
Total	$1,954,061,829	$1,340,000	$5,845,732	$1,961,247,561

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2017	Return of Capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	10/31/2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 10/31/2018
Limited Partnerships	$7,705,054	$(1,954,782)	$–	$95,460	$–	$–	$–	$5,845,732	$95,460
Total	$7,705,054	$(1,954,782)	$–	$95,460	$–	$–	$–	$5,845,732	$95,460

The table below provides additional information about the Level 3 fair value measurements as of October 31, 2018:

Investment Type	Fair Value as of 10/31/18	Valuation Technique*	Unobservable Input**	Amount
			Discount Rate	12.5%
			Decline Rate	25%
Limited Partnership	$2,254,732	Discounted Cash Flow	Discount for Lack of Marketability	15%
Limited Partnership	3,591,000	Market Multiple Approach	Commodity Price Multiple	0.8862x
Total	$5,845,732

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.

**	A change in the unobservable input may result in a significant change to the value of the investment as of October 31, 2018 as follows:

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase
Commodity Price Multiple	Increase	Decrease

Commitments for Contingencies: As of October 31, 2018, the Fund had an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and any change in unrealized appreciation or depreciation is included in the Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the year ended October 31, 2018, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 2.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes.

Annual Report | October 31, 2018	21

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Distributions paid from:
Ordinary Income	$40,326,896	$36,543,080
Long-Term Capital Gain	56,526,406	63,249,077
Total	$96,853,302	$99,792,157

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gain	$14,161,991
Unrealized Appreciation	401,965,818
Other Cumulative Effect of Timing Differences	(8,871,935)
Total	$407,255,874

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under U.S. GAAP. Accordingly, for the year ended October 31, 2018, certain differences were reclassified. The Fund increased total distributable earnings by $69,614 and decreased paid-in capital by $69,614.

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of investments in partnerships.

As of October 31, 2018, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$462,708,303
Gross depreciation (excess of tax cost over value)	(60,741,373)
Net depreciation of foreign currency	(1,112)
Net unrealized appreciation	401,965,818
Cost of investments for income tax purposes	$1,559,280,631

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

In a rights offering which expired October 4, 2017, shareholders exercised rights to purchase 14,314,706 shares at $29.93 per share for proceeds, net of expenses, of $428,014,151. The subscription price of $29.93 per share was established on October 4, 2017, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding October 4, 2017.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Common Stock outstanding - beginning of period	48,670,001	34,323,571
Common Stock issued from rights offering	–	14,314,706
Common Stock issued as reinvestment of dividends	–	31,724
Common Stock outstanding - end of period	48,670,001	48,670,001

4. BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Credit Agreement, the Fund was allowed to borrow up to $330,000,000. Interest was charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 1.10%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016. Effective January 2, 2018, the Credit Agreement with Pershing LLC, was amended to allow the Fund to increase the amount allowed to be borrowed up to $455,000,000, at an interest rate of one month LIBOR plus 1.00%.

For the year ended October 31, 2018, the average amount borrowed under the Credit Agreement was $423,777,230, at an average rate of 2.87%. As of October 31, 2018, the amount of outstanding borrowings was $445,000,000, the interest rate was 3.31% and the amount of pledged collateral was $745,988,430.

Annual Report | October 31, 2018	23

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

5. RESTRICTED SECURITIES

As of October 31, 2018, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of October 31, 2018 were as follows:

Description	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$–	$2,254,732	0.15%
Talara Opportunities II, LP	8/30/2013 - 7/24/2015	4,051,936	3,591,000	0.23%
TOTAL		$4,051,936	$5,845,732	0.38%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2018, aggregated $770,311,006 and $470,058,944, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS for providing Chief Compliance Officer services to the Fund an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2018

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and are reflected in Note 2.

10. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of October 31, 2018, had no effect on the Fund’s net assets or results of operations.

Annual Report | October 31, 2018	25

Reaves Utility Income Fund	Additional Information

October 31, 2018 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

26	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

October 31, 2018 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

Annual Report | October 31, 2018	27

Reaves Utility Income Fund	Additional Information

October 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Forms N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017 qualified dividend income (“QDI”) and as qualifying for the corporate dividends received deduction (“DRD”).

	QDI	DRD
Reaves Utility Income Fund	100%	93.68%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $56,526,406 as long-term capital gain distribution for the year ended October 31, 2018.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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Reaves Utility Income Fund	Additional Information

October 31, 2018 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2018				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2018
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.9713	$1.0187	$0.0000	$1.9900	48.81%	51.19%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Annual Report | October 31, 2018	29

Reaves Utility Income Fund	Trustees & Officers

October 31, 2018 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203. The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Independent Trustees
E. Wayne Nordberg Trustee 1938	Since 2012*	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor.	1	Mr. Nordberg is a Director of Annaly Capital Management, Inc., a real estate investment trust and PetroQuest Energy, Inc., an oil and gas exploration company.
Larry W. Papasan Trustee 1940	Since Inception*	Mr. Papasan is currently a Director/Trustee of Mimedx Inc., Bio Medical Tissue Technologies, Bionova, Inc., Medovex, Inc., and Cogenix Inc., each a medical services company, and Triumph Bankshares, Inc., a financial institution.	1	None

30	www.utilityincomefund.com

Reaves Utility Income Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Independent Trustees
Mary K. Anstine Trustee 1940	Since Inception***	Ms. Anstine is also a Trustee of A.V. Hunter Trust and Director of Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	1	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Segall Bryant & Hamill Trust (14 funds).
Michael F. Holland Trustee 1944	Since Inception***	Mr. Holland is Chairman of Holland & Company, an investment management company.	1	Mr. Holland is a Director of Blackstone/GSO and Real Estate Funds (2 funds), Holland Series Funds, Inc. (1 fund); and Trustee of State Street Master Funds (5 funds) and China Fund, Inc. (1 fund).
Jeremy W. Deems Chairman and Trustee 1976	Trustee Since 2008** Chairman Since 2017	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to 2007.	1	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); Clough Funds Trust (1); and ALPS Variable Investment Trust (9 funds).

Annual Report | October 31, 2018	31

Reaves Utility Income Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Interested Trustee
Jeremy O. May[3] Trustee and President 1970	Trustee Since 2009** President Since 2010 Chairman 2009-2017	Mr. May joined ALPS in 1995 and is currently President of ALPS Fund Services, Inc., ALPS Portfolio Solutions Distributors and ALPS Distributors, Inc. and Executive Vice President of ALPS Holdings Inc. and ALPS Advisors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also President of ALPS Series Trust and is the Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. Mr. May is also a director of the Colorado Foundation and the A.V. Hunter Trust.	1	Mr. May is Trustee of ALPS Series Trust (12 funds).

32	www.utilityincomefund.com

Reaves Utility Income Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Officers
Karen S. Gilomen Secretary 1970	Since 2016

Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen served as Vice President – General Counsel and Chief Compliance Officer at Monticello Associates, Inc. from 2010 to 2016.

Ms. Gilomen also serves as Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Trust and Assistant Secretary of the WesMark Funds.

N/A

Annual Report | October 31, 2018	33

Reaves Utility Income Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Officers (continued)
Jill A. Kerschen Treasurer 1975	Treasurer Since 2014 Assistant Treasurer 2013-2014	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller at ALPS. Ms. Kerschen also serves as Treasurer of Clough Funds Trust and Assistant Treasurer of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A
Ted W. Uhl Chief Compliance Officer 1974	Since 2015	Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Financial Investors Trust, Index Funds, Reality Shares ETF Trust, Axonic Alternative Income Fund and XAI Octagon Credit Opportunities Alternative Registered Trust.	N/A

(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	The Fund commenced operations on February 24, 2004. The Fund’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.
*	Term expires at the Fund’s 2021 Annual Meeting of Shareholders.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders.
(3)	Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Fund’s administrator.
(4)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

34	www.utilityincomefund.com

Intentionally Left Blank

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy W. Deems and Michael F. Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended October 31, 2017 and October 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,450 and $39,500, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended October 31, 2017 and October 31, 2018, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended October 31, 2017 and October 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant, were $4,075 and $13,700, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended October 31, 2017 and October 31, 2018, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $0 and $0, respectively.

(e) (1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	Not applicable to the registrant.

(h)	Not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

E. Wayne Nordberg

Larry W. Papasan

(b)	Not applicable to registrant.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

1.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or
•	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items:

• The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

• The Adviser will generally vote for the selection of independent auditors.

• The Adviser will generally vote for increases in or reclassification of common stock.

• The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

• The Adviser will generally vote for changes in the board of directors.

• The Adviser will generally vote for outside director compensation.

• The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

• The Adviser will generally vote for proposals that increase shareholder value

• The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

• The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.	Non-Routine and Conflict of Interest Items:

•The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

•The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

• any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

• any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	PROXY VOTING PROCEDURES

A. The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

• the proposal to be voted upon;

• the actual or potential conflict of interest involved;

• the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

• if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

• engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

• cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

• abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

• A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

• A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

• A record memorializing the basis for the vote cast;

• A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

• A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.Verify that all annual proxies for the securities held in the client’s account have been received;

2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3. Review the files to verify that records of the voting of the proxies have been properly maintained;

4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5. Maintain an internal list of Interested Persons.

4.	Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) registrant’s Portfolio Managers as of December 31, 2018 are:

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, Reaves Asset Management 1991-present
John P. Bartlett	Portfolio Manager	Since April 2017	PM, Reaves Asset Management 1995-present
Timothy O. Porter	Portfolio Manager	Since December 2018	PM, Reaves Asset Management 2004-present

(a)(2) Other accounts managed by the registrant’s Portfolio Managers as of October 31, 2018 (unless otherwise indicated):

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
Ronald Sorenson	$556,370,158 2 accounts	0	$465,551,086 663 accounts
John P. Bartlett	$528,940,128 2 account	0	0
Timothy O. Porter*	$41,715,996 1 account	0	$210,249,163 587 accounts
*	as of December 6, 2018

Other Accounts Managed by Portfolio Managers. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the registrant’s investment adviser may have in place that could benefit the registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager compensation as of October 31, 2018:

Compensation of Portfolio Managers. Compensation paid by Reaves Assets Management, Inc. (the “Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Adviser, each fiscal-year, and the contribution of each portfolio manager to the Adviser’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4) Dollar range of securities owned by the registrant’s Portfolio Managers as of October 31, 2018 (unless otherwise indicated):

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$500,001 - $1,000,000
John P. Bartlett	$100,001 - $500,000
Timothy O. Porter*	$1 - $100,000
*	as of December 6, 2018

[1]	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 13(a)(1).

(a)(2) The certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 4, 2019

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	January 4, 2019